UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2008
DEVON ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	001-32318 (Commission File Number)	73-1567067 (IRS Employer Identification Number)

20 NORTH BROADWAY, OKLAHOMA CITY, OK (Address of Principal Executive Offices)	73102 (Zip Code)
Registrant’s telephone number, including area code: (405) 235-3611
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets
On June 3, 2008, Devon Energy Corporation announced that it has completed the previously announced sale of its assets in Equatorial Guinea to GEPetrol, the national oil company of Equatorial Guinea, for $2.2 billion before taxes, $1.7 billion after taxes.
Devon Energy Corporation hereby furnishes the information set forth in its news release dated June 3, 2008, a copy of which is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
          (b) Pro Forma Financial Information
     Devon expects to provide the required pro forma financial information related to the sale of its assets in Equatorial Guinea in an amendment to this Form 8-K to be filed on or before June 30, 2008.
          (c) Exhibits
     99.1      Devon Energy Corporation news release dated June 3, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEVON ENERGY CORPORATION
	By:	/s/ Danny J. Heatly
Danny J. Heatly
Date: June 4, 2008		Vice President – Accounting

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